UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 11, 2005
                        (Date of earliest event reported)


                             HAUPPAUGE DIGITAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-13559                   11-3227864
-------------------------       ------------------        -------------------
(State of or Other              (Commission File No.)     (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)

                       91 Cabot Court, Hauppauge, NY 11788
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 434-1600
       ------------------------------------------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

---------      Written communications  pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

---------      Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act (17 CFR 240.14a-12)

---------      Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

---------      Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

           On February 11, 2005, Hauppauge Digital, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

           99.1 Press Release, dated February 11, 2005, issued by Hauppauge Digital, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 17, 2005

                                         HAUPPAUGE DIGITAL, INC.



                                         By: /s/ Gerald Tucciarone
                                            ------------------------------
                                             Gerald Tucciarone
                                             Chief Financial Officer